UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 21, 2026
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K
ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 21, 2026, Mid Penn Bancorp, Inc. (the "Corporation") issued a press release discussing its financial results for the quarter ended March 31, 2026.  A copy of the Corporation’s press release dated April 21, 2026 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01    OTHER EVENTS

Extension of Treasury Stock Repurchase Program

On April 21, 2026, the Board of Directors of Mid Penn Bancorp, Inc. (the “Corporation”) approved the renewal of the Corporation’s treasury stock repurchase program through April 30, 2027, as well as an increase in the number of shares available for future repurchases under the program. As modified, the repurchase program authorizes the Corporation to repurchase up to an additional $50 million of Corporation common stock, from time to time, in future open market transactions (which may be by means of a trading plan adopted under U.S. Securities and Exchange Commission (“SEC”) Rule 10b5-1) or in privately negotiated transactions.

The repurchase program is intended to be conducted in accordance with SEC Rule 10b-18 and may be modified, suspended or terminated at any time, without prior notice. Repurchases, if any, will be made in the Corporation’s discretion based upon a number of factors, including liquidity, market conditions, the availability of alternative investment opportunities and other factors the Corporation deems appropriate. The repurchase program does not obligate the Corporation to repurchase any shares.

Dividend Declaration

On April 21, 2026, the Corporation announced that its Board of Directors declared a quarterly cash dividend of $0.22 per common share payable on May 15, 2026 to shareholders of record as of May 4, 2026.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits.

99.1	Press release, dated April 21, 2026, of Mid Penn Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: April 21, 2026	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer